Trade payables	9 Months Ended
Sep. 30, 2026
Trade payables [Abstract]
Trade payables
9.	Trade payables

Trade payables primarily represent amounts incurred for the provision of manufacturing, research and consulting services and professional fees, which are outstanding at the end of the period. Trade payables are due to be settled at different times within 12 months.